UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 31, 2007
(Date of earliest event reported)

THINK PARTNERSHIP INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

28050 US 19 North Suite 509 Clearwater, Florida 33761
(Address of Principal Executive Offices)

(727) 324-0046
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On May 30, 2007, Think Partnership Inc. (the “Company”) held its Annual Meeting of Shareholders in Chicago, Illinois. At the Annual Meeting, shareholders of the Company elected Robert T. Geras, George Mellon, Joshua Metnick, Scott P. Mitchell and Patrick W. Walsh to serve as the Company’s directors. Messrs. Geras, Mellon, Metnick and Walsh will serve as independent directors. The shareholders also ratified the appointment of Blackman Kallick Bartelstein, LLP as the Company’s independent registered public accountant.

Slides of the Company’s presentation to shareholders at the Annual Meeting will be available for the next 90 days on the Company’s website, www.thinkpartnership.com.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THINK PARTNERSHIP INC.

Dated: May 31, 2007	By:	/s/ Scott P. Mitchell
	Name:	Scott P. Mitchell
	Title:	Chief Executive Officer